UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2011
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
SIGNATURES

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of The Chubb Corporation (the Corporation) was held on April 26, 2011. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Election of Directors. The shareholders of the Corporation elected each of the director nominees proposed by the Corporation’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes	Abstentions	Broker Non-Votes
		Against/Withheld
Zoë Baird	225,517,851	3,276,755	0	24,701,046
Sheila P. Burke	221,451,383	7,343,223	0	24,701,046
James I. Cash, Jr.	225,980,201	2,814,405	0	24,701,046
John D. Finnegan	222,559,172	6,235,434	0	24,701,046
Lawrence W. Kellner	228,193,183	601,423	0	24,701,046
Martin G. McGuinn	223,855,316	4,939,290	0	24,701,046
Lawrence M. Small	225,634,609	3,159,997	0	24,701,046
Jess Søderberg	228,357,950	436,656	0	24,701,046
Daniel E. Somers	223,830,654	4,963,952	0	24,701,046
James M. Zimmerman	223,895,530	4,899,076	0	24,701,046
Alfred W. Zollar	223,739,064	5,055,542	0	24,701,046
Adoption of The Chubb Corporation Annual Incentive Compensation Plan (2011). The shareholders of the Corporation approved the adoption of The Chubb Corporation Annual Incentive Compensation Plan (2011). The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes

220,937,625	7,379,337	477,644	24,701,046
Appointment of Ernst & Young LLP as Independent Auditor. The shareholders of the Corporation ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditor. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes

249,948,155	3,332,695	214,802	0
Advisory Vote on Executive Compensation. The shareholders of the Corporation approved, on an advisory basis, the Corporation’s compensation program for its Named Executive Officers. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes

213,597,096	11,158,111	4,039,399	24,701,046
Advisory Vote on the Frequency of the Shareholder Vote on Executive Compensation. The shareholders of the Corporation recommended that the shareholder advisory vote regarding the Corporation’s compensation program for its Named Executive Officers take place on an annual basis. The following is a breakdown of the voting results:

Three Years	Two Years	One Year	Abstention

60,616,169	2,093,796	165,716,335	368,306

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: April 28, 2011	By:	/s/ W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President and Secretary